Q2 FY18 Earnings Release Supplemental Material March 5, 2018

Safe Harbor Statement 2 Certain statements made within this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Forward-looking statements are statements related to future, not past, events, and often contain words such as “expect,” "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “preliminary,” or “range,” and include the Company’s outlook for the third quarter of Fiscal Year 2018. The Company does not undertake to publicly update or review its forward-looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non- recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, non- cash purchase accounting adjustments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, or acquisition and integration expenses, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP.

Q2 FY18 Earnings Highlights 3 (a) Non-GAAP figures are adjusted to exclude the 14th week from our Premium segment, restructuring expenses, acquisition and integration expenses, and non-cash purchase accounting adjustments. Q2 FY18 Q2 FY17 Q2 FY18 Q2 FY17 Comp Sales (2%) (4%) Gross Margin 54.0% 54.1% 54.1% 54.1% BD&O 19.0% 18.3% 19.2% 18.3% SG&A 30.6% 30.8% 30.5% 30.7% EPS ($0.20) ($0.18) ($0.12) ($0.07) GAAP Non-GAAP (a)

Q2 FY18 Sales Summary 4 Q2 FY18 Q2 FY17 Premium Fashion (3%) (5%) Ann Taylor (8%) (9%) LOFT (1%) (2%) Value Fashion (8%) (6%) maurices (5%) (8%) dressbarn (12%) (3%) Plus Fashion (1%) (4%) Lane Bryant Flat (5%) Catherines (5%) Flat Kids Fashion 7% (1%) Total Company (2%) (4%) Comp Sales Performance Premium 35% Value 26% Plus 20% Kids 19% Q2 FY18 Sales Mix

Q2 FY18 End-of-Period Segment Inventory 5

Q2 FY18 Capital Structure / Cash Flow  Capital expenditures: $35 million(a)  Ending cash and equivalents: $414 million(b)  Ending debt: $1,574 million(c)  Ending net debt to TTM EBITDA: ~2.3x(d)  TTM EBITDA cash interest coverage: ~5.5x(d,e)  Current liquidity: $836 million(f) 6 (a) Excludes change in period end accruals ($21 million as of Q1 FY18 and $15 million as of Q2 FY18) (b) Of total $414 million, $283 million held outside the U.S. (c) Reflects remaining term loan balance; asset-based revolver undrawn at quarter end (d) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $497 million (e) Based on TTM average Term Loan balance of $1,585 million and TTM average interest rate of approximately 5.7% (f) Ending cash and equivalents plus $422 million of availability under the asset based revolver

Real Estate Summary 7 Q2 FY17 Store Locations Store Locations Store Locations End of Q1 End of Q2 End of Q2 Premium Fashion 1,001 4 (17) 988 1,006 Ann Taylor 320 1 (12) 309 328 LOFT 681 3 (5) 679 678 Value Fashion 1,780 2 (48) 1,734 1,807 maurices 1,008 2 (17) 993 1,012 dressbarn 772 0 (31) 741 795 Plus Fashion 1,119 0 (13) 1,106 1,139 L ne Bryant 764 0 (10) 754 770 Catherines 355 0 (3) 352 369 Kids Fashion 894 0 (32) 862 926 Total Company 4,794 6 (110) 4,690 4,878 Q2 FY18 Store Locations Opened Store Locations Closed

(a) Inclusive of non-cash interest of approximately $3M related to the amortization of the term loan original issue discount and debt issuance costs (consistent with guidance). Q2 Results vs. 12/4/17 Guidance Non-GAAP Basis 8 Actual Guidance Total Company Sales $1.695B $1.62 to $1.66B Comparable Sales Down 2% Down 4% to Down 6% Gross Margin 54.1% 55.0% to 55.5% Depreciation and amortization $87M ~$87 to $90M Operating Income ($11M) ($15) to $0M Inter st expense (a) $26M ~$26M Diluted share count 196M 196M EPS ($0.12) ($0.12) to ($0.07)

(a) Inclusive of non-cash interest of approximately $3M and $12M (Q3 and full year, respectively) related to the amortization of the term loan original issue discount and debt issuance costs (b) The Company is issuing selected full year guidance, due to limited visibility to macro trends impacting sales (c) Inclusive of ~$2.5M in minimum taxes on negative pre-tax income Q3 and Full Year Fiscal 2018 Guidance - Non-GAAP Basis 9 Q3 FY18 Full Year FY18(b) Total Company Sales $1.48 to $1.52B Comparable Sales Down 3% to Down 5% Gross Margin 59.7% to 60.2% 57.7% to 58.2% Depreciation and amortization ~$86M $345 to $350M Operating Income $5 to $20M Interest expense(a) ~$28M $105 to $110M Diluted share count 196M 196M EPS(c) ($0.12) to ($0.07) Capital Expenditures $190 to $220M Ending Store Count 4,600 to 4,650

Platform Savings Outlook 10 $M FY15 FY16 FY17 FY18 FY19 FY20 Total ANN Synergies SG&A/COGS Non-merch procurement 9.4 24.0 13.7 5.4 52.5 Supply chain BD&O Distribution / fulfillment 12.1 2.5 14.6 COGS Transportation / logistics 26.9 10.7 9.0 46.6 Organizational efficiency SG&A Duplicative management teams 14.0 4.9 18.9 SG&A Employment benefit realignment 3.1 3.9 3.7 3.7 14.4 SG&A Public company costs / Other 2.1 0.9 3.0 ANN Cost Savings SG&A SG&A optimization 7.4 27.6 35.0 COGS COGS initiative 24.5 23.0 2.5 50.0 Total ANN Savings 7.4 56.2 96.3 52.0 23.1 0.0 235.0 Change for Growth Operating model SG&A Front office efficiencies 29.0 36.0 65.0 SG&A Corporate efficiencies 6.9 18.1 10.0 35.0 SG&A Non-merch procurement 16.2 39.9 43.9 0.0 100.0 BD&O Fleet Optimization 10.6 15.1 20.0 4.3 50.0 SG&A IT efficiencies 0.0 5.0 28.9 16.1 50.0 COGS Sourcing 0.0 11.5 TBD TBD 11.5 Total Change For Growth 0.0 0.0 62.7 125.6 102.8 20.4 311.5 Total Platform Savings 7.4 56.2 159.0 177.6 125.9 20.4 546.5 Total Cumulative Achieved Savings 7.4 63.6 222.6 400.2 526.1 546.5 546.5